Exhibit 99.1


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : IMC 1998-5 PRICING B
Bond Name         : B A
Original Balance  : 20,000,000.00                                            Current Balance   :   20,000,000.00
Original Coupon   : 8.47000%                                                 Current Coupon    :   8.470000%
Deal Description  : IMC 985 Sr. Sub.
Orig. Cutoff Date : 9/1/98                                                   Dated Date        :   9/1/98
Settlement Date   : 9/10/98                                                  First Payment Date:   10/20/98
Market Levels     : TSY03M   TSY06M     TSY01Y      TSY02Y    TSY03Y     TSY05Y       TSY10Y      TSY30Y      LIB01M         SPEC
                  : 5.017    5.1230     5.2010      5.3050    5.2440     5.3150       5.3880      5.5380      5.6562       7.5000
Report Generated  : Thu Aug 27 15:45:07  1998


                    PPC_0         PPC_50         PPC_75          PRICE        PPC_125      PPC_150      PPC_175

      99-27         8.591         8.577           8.577          8.567         8.558        8.550        8.544
      99-28         8.587         8.572           8.571          8.560         8.549        8.541        8.534
      99-29         8.584         8.567           8.565          8.552         8.541        8.531        8.524
      99-30         8.581         8.563           8.559          8.545         8.532        8.521        8.513
      99-31         8.577         8.558           8.553          8.537         8.523        8.512        8.503
*    100-00         8.574         8.553           8.546          8.530         8.515        8.502        8.493
     100-01         8.571         8.548           8.540          8.523         8.506        8.493        8.483
     100-02         8.567         8.543           8.534          8.515         8.498        8.483        8.473
     100-03         8.564         8.538           8.528          8.508         8.489        8.474        8.463
     100-04         8.561         8.533           8.522          8.500         8.480        8.465        8.453
     100-05         8.557         8.528           8.516          8.493         8.472        8.455        8.443

Ave. Life          20.869        10.027           7.350          5.605         4.617        4.057        3.755
Ave. Cashflow      14.660         8.026           6.207          4.876         4.071        3.596        3.335
Mod Dur             9.301         6.333           5.105          4.190         3.623        3.283        3.093
Window          7/13-7/27     9/03-5/15       3/02-1/13     10/01-9/09    10/01-6/07  11/01-11/05   11/01-8/04





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for he purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in ranking their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report


Bond Id            : IMC 1998-5 PRICING B
Bond Name          : B A
Original Balance   : 20,000,000.00                                                  Current Balance  :     20,000,000.00
Original Coupon    : 8.470000%                                                      Current Coupon   :     8.470000%
Deal Description   : IMC 985 Sr.Sub.
Orig. Cutoff Date  : 9/1/98                                                         Dated Date       :     9/1/98
Settlement Date    : 9/10/98                                                        First PaymentDate:     10/20/98
Market Levels      : TSY03M      TSY06M       TSY01Y      TSY02Y      TSY03Y       TSY05Y      TSY10Y    TSY30Y    LIB01M      SPEC
                   : 5.0170      5.1230       5.2010      5.3050      5.2440       5.3150      5.3880    5.5380    5.6562    7.5000
Report Generated   : Thu  Aug 27 15:45:50  1998


                   PPC_0           PPC_50        PPC_75         PRICE         PPC_125        PPC_150      PPC_175

      99-27        8.590           8.575         8.562          8.549          8.538          8.529        8.524
      99-28        8.586           8.570         8.556          8.542          8.529          8.519        8.513
      99-29        8.583           8.565         8.550          8.534          8.520          8.510        8.503
      99-30        8.579           8.560         8.544          8.526          8.511          8.500        8.493
      99-31        8.576           8.555         8.537          8.519          8.502          8.490        8.482
*    100-00        8.573           8.550         8.531          8.511          8.493          8.480        8.472
     100-01        8.569           8.545         8.525          8.503          8.485          8.470        8.461
     100-02        8.566           8.540         8.519          8.496          8.476          8.460        8.451
     100-03        8.563           8.535         8.512          8.488          8.467          8.451        8.441
     100-04        8.559           8.530         8.506          8.480          8.458          8.441        8.430
     100-05        8.556           8.525         8.500          8.473          8.449          8.431        8.420

Ave. Life         20.658           9.922         6.996          5.329          4.393          3.870        3.601
Ave. Cashflow     14.493           7.933         5.874          4.615          3.863          3.427        3.201
Mod Dur            9.279           6.304         4.973          4.062          3.502          3.171        2.993
Window         7/13-8/25       9/03-3/13     3/02-2/09     10/01-8/06    10/01-12/04    11/01-10/03  11/01-12/02







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for he purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in ranking their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.